                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): December 31, 1997
                                                  ----------------------


                            SS&C Technologies, Inc.
           --------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


             0-28430                                     06-1169696
    -----------------------                 ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


Corporate Place
705 Bloomfield Avenue
Bloomfield, Connecticut                                           06002
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (860) 242-7887
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              (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.

     On December 31, 1997 (the "Effective Date"), SS&C Technologies, Inc. (the "Company") completed its acquisition of Shepro Braun Systems, Inc. ("SBS") pursuant to an Agreement and Plan of Merger, dated as of December 31, 1997 (the "Merger Agreement"), among the Company, SBS, Securities Software Acquisition Corp., a wholly owned subsidiary of the Company (the "Merger Subsidiary"), and Robert C. Shepro, Linda A. Shepro, Richard J. Moore, Mark L. Seaman and Brian R. Shearer (collectively, the "Stockholders").

     Pursuant to the Merger Agreement, the Merger Subsidiary was merged with and into SBS (the "Merger") on the Effective Date, whereupon SBS became a wholly owned subsidiary of the Company. At that time, the outstanding shares of capital stock of SBS were converted into an aggregate of 1,000,000 shares of Common Stock of the Company (the "Common Stock"). The Company used authorized but previously unissued shares of Common Stock in connection with the Merger.

     The Company, SBS and representatives of the Stockholders have entered into an Escrow Agreement providing, among other things, that 10% of the Common Stock of the Company received by the Stockholders in the Merger will be held in escrow to reimburse the Company in connection with the breaches of representations, warranties or covenants made by SBS and the Stockholders in the Merger Agreement.

     Prior to the Merger, SBS engaged in software development and consulting, providing information systems and technology integration to the investment management and financial services marketplace. The Company currently intends to continue SBS's business substantially in the manner conducted by SBS immediately prior to the Merger.

     The Merger Agreement and the Merger were approved by the Board of Directors of the Company and the Board of Directors and stockholders of SBS. The terms of the Merger Agreement and the Merger were determined on the basis of arm's-length negotiations. Prior to the execution of the Merger Agreement, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with SBS.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.
         -------------------------------------------

     Not applicable.

     (b) Pro Forma Financial Information.
         -------------------------------

     Not applicable.

     (c)  Exhibits.
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     See Exhibit Index attached hereto.




                                      -3-
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 8, 1998             SS&C TECHNOLOGIES, INC.
                                  ------------------------------------
                                         (Registrant)



                                  By: /s/ John S. Wieczorek
                                  ------------------------------------
                                  John S. Wieczorek
                                  Vice President, Chief Financial
                                  Officer and Treasurer

                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------


   2 Agreement and Plan of Merger, dated as of December 31, 1997, by and among SS&C Technologies, Inc., Shepro Braun Systems, Inc., Securities Software Acquisition Corp. and Robert C. Shepro, Linda A. Shepro, Richard J. Moore, Mark L. Seaman and Brian R. Shearer.

  99      Press Release dated December 31, 1997.